UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2008
PIONEER NATURAL RESOURCES COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-13245	75-2702753

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5205 N. O’Connor Blvd., Suite 200, Irving, Texas	75039

(Address of principal executive offices)	(Zip Code)
(972) 444-9001

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER NATURAL RESOURCES COMPANY
     The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, except as set forth by specific reference in such filing.
Item 2.02. Results of Operations and Financial Condition
     On April 7, 2008, Pioneer Natural Resources Company (the “Company”) issued a press release that included a statement that the Company expects first quarter 2008 production to be near the upper end of the previously announced guidance range of 103,000 to 109,000 BOE per day, up approximately 20% from first quarter 2007.
Item 7.01. Regulation FD Disclosure.
     On April 8, 2008, an officer of Pioneer Natural Resources Company (the “Company”) will present at the Independent Petroleum Association of America’s (IPAA) Oil & Gas Investment Symposium. A copy of the presentation is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

99.1 —	Presentation — Independent Petroleum Association of America’s (IPAA) Oil & Gas Investment Symposium April 8, 2008

PIONEER NATURAL RESOURCES COMPANY
S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY
By:	/s/ Darin G. Holderness
Darin G. Holderness
Vice President and Chief Accounting Officer

Dated: April 7, 2008

PIONEER NATURAL RESOURCES COMPANY
EXHIBIT INDEX

Exhibit No.	Description

99.1(a) —	Presentation — Independent Petroleum Association of America’s (IPAA) Oil & Gas Investment Symposium April 8, 2008

(a)	Furnished herewith.